Exhibit 15.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-260315) of Exscientia Plc of our report dated March 21, 2024 relating to the financial statements, which appears in this Form 20-F.

/s/ PricewaterhouseCoopers LLP

Reading, UK
March 21, 2024

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